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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: April 16, 2007
                        (Date of earliest event reported)


                       The St. Lawrence Seaway Corporation
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               (Exact name of registrant as specified in charter)

           Indiana                      000-02040                 35-1038443
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


55 South State Avenue, Indianapolis, Indiana                    46204
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 (Address of principal executive of offices)                 (Zip code)


                                 (317) 639-5292
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               (Registrant's telephone number including area code)


                                       n/a
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                (Former Name or former address, if changed since
                                  last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 16, 2007, the St. Lawrence Seaway Corporation (the "Company"), stock symbol STLS.OB, entered into a Letter Agreement (the "April 16 Letter Agreement") with Bernard Zimmerman & Company, Inc., an investment and merchant banking company (the "Investor"), which effected the amendment described as follows:

         Pursuant to the terms of the Stock and Warrant Purchase Agreement (the "Purchase Agreement") by and between the Company and the Investor, dated January 10, 2007, the Company agreed to obtain approval of the shareholders of the
Company: (1) to approve the transaction contemplated in the Purchase Agreement;
(2) to change the state of incorporation of the Company from Indiana to Delaware; (3) to approve the authorization and issuance of a proposed Class A common "tracking" stock; (4) to elect certain directors as set forth in the Purchase Agreement; (5) to decrease the par value of the Common Stock of the Company from One Dollar ($1.00) to (One Cent) $0.01; (6) to approve the authorization of 1,000,000 of a blank check preferred class of shares; (7) to approve the increase in the number of shares of Common Stock of the Company from 4,000,000 shares to 50,010,000 shares; and (8) to approve any other items necessary in order to effect the transactions contemplated in the Purchase Agreement, along with any typical and customary items to be voted upon by the shareholders of the Company, in each case, by no later than April 30, 2007 (the "Outside Date"). Pursuant to the April 16 Letter Agreement, the Company and the Investor have agreed to extend the Outside Date from April 30, 2007 to August 31, 2007.

         On April 18, 2007, the Company entered into an additional Letter Agreement (the "April 18 Letter Agreement") with the Investor, which effected the amendment described as follows:

         Pursuant to the terms of the Purchase Agreement, the Company and the Investor agreed to close the transaction contemplated under the Purchase Agreement on or about April 30, 2007, or such other date as the Company and the Investor mutually agree upon (the "Closing Date"). Pursuant to the April 18 Letter Agreement, the Company and the Investor have agreed to extend the Closing Date from April 30, 2007 to on or about August 31, 2007, or such other date as the Company and the Investor mutually agree upon.

         The remainder of the Purchase Agreement remains in effect. The terms of the Purchase Agreement were previously disclosed in the Form 8-K filed by the Company on or about January 10, 2007.

         The foregoing summaries of the Letter Agreements and Purchase Agreement does not purport to be complete and are subject to and qualified in their entirety by reference to the actual text of such April 16 Letter Agreement, April 18 Letter Agreement and Purchase Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

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ITEM 9.01.   EXHIBITS.

(d)  Exhibits.


The exhibits listed in the following Exhibit Index are filed as part of this
Report:

   Exhibit No.        Description
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       10.1           Letter Agreement by and between The St. Lawrence Seaway
                      Corporation and Bernard Zimmerman & Company, Inc., dated as of April 16, 2007
       10.2           Letter Agreement by and between The St. Lawrence Seaway
                      Corporation and Bernard Zimmerman & Company, Inc., dated as of April 18, 2007
       10.3           Stock and Warrant Purchase Agreement by and between The
                      St. Lawrence Seaway Corporation and Bernard Zimmerman &
                      Company, Inc., dated as of January 10, 2007 (filed as an
                      Exhibit to the Company's Form 8-K dated January 10, 2007, and incorporated herein by reference herein)

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            The St. Lawrence Seaway Corporation

                                            By: /s/ Daniel L. Nir
                                                -----------------
                                                Name: Daniel L. Nir
                                                Title: President and Treasurer

Dated: April 18, 2007

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